UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

NII HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2013, NII Holdings, Inc. (the “Company”) issued a press release reporting its preliminary financial results for the fourth quarter and year ended December 31, 2012 and 2013 outlook. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

As disclosed under Item 8.01 below, on February 5, 2013, the Company issued a press release to announce a private offering of senior notes, subject to market and other conditions.

In connection with the offering of senior notes, the Company disclosed updated risk factors to prospective investors. The Company’s updated risk factors are furnished as Exhibit 99.2 to this report and are incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 5, 2013, the Company issued a press release pursuant to Rule 135c under the Securities Act announcing a proposed private offering of senior notes issued by its wholly-owned subsidiary, NII International Telecom S.C.A., and guaranteed by the Company. A copy of the press release is attached as Exhibit 99.3 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 5, 2013 announcing preliminary fourth quarter and full year 2012 results and 2013 outlook.

99.2	Updated risk factors.

99.3	Press release dated February 5, 2013 announcing proposed offering of senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: February 5, 2013	By:	/s/ Shana C. Smith
Shana C. Smith
Vice President, Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 5, 2013 announcing preliminary fourth quarter and full year 2012 results and 2013 outlook.

99.2	Updated risk factors.

99.3	Press release dated February 5, 2013 announcing proposed offering of senior notes.